                                 Form of                         Exhibit (g)(15)
                    [Letterhead of The Chase Manhattan Bank]

The RBB Fund, Inc.
400 Bellevue Parkway, 3rd Floor
Wilmington, Delaware  19809

PFPC Trust Company
Bellevue Park Corporate Center
Wilmington, Delaware  19809

Re:  SEC Rule 17f-5 and Rule 17f-7
     -----------------------------

Dear Sirs:

Reference is made to the amended and restated custody agreement dated as of November 21, 1997 (the "Foreign Custody Agreement"), as amended, by and between The Chase Manhattan Bank (as successor by operation of law to Morgan Stanley Trust Company) ("Custodian") and PFPC Trust Company ("PFPC") for the safekeeping of securities and cash ("Property") received by the Custodian for the account of PFPC on behalf of certain customers of PFPC, including The RBB Fund, Inc. (the "Fund"). Reference is also made to the custodian services agreement(s) (each a "Fund Custody Agreement") by and between PFPC and the Fund.

1.   Rule 17f-5
     ----------

     1.1. With respect to foreign Property in such jurisdictions as the Fund and the Custodian shall agree from time to time, the Fund hereby delegates to the Custodian, and the Custodian hereby accepts and assumes, the following duties of a "Foreign Custody Manager" as set forth in Securities and Exchange Commission rule 17f-5 ("rule 17f-5") under the Investment Company Act of 1940, as amended ("1940 Act"):

     a. selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1)), having first determined that foreign Property placed and maintained in the safekeeping of each such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such foreign Property, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

     b. determining that the written contract with each Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for foreign Property based on the standards applicable to custodians in the relevant market (as provided in rule 17f-5(c)(2)) and entering into written contracts with such Eligible Foreign Custodians; and

     c. establishing a system for monitoring the appropriateness of both maintaining the foreign Property with each Eligible Foreign Custodian and the custody contractual arrangements with such Eligible Foreign Custodians, it being understood, however, that in the event that Custodian shall have determined that the existing Eligible Foreign Custodian in a given country no longer affords reasonable care to foreign Property and that no other promptly so advise the Fund and shall then act in accordance with authorized instructions with respect to the disposition of the affected foreign Property.

For purposes of clarity, it is understood and agreed that Custodian shall not be responsible for any Foreign Custody Manager duties, including but not limited to those described in a., b. and c. above, with respect to any securities depository.

     1.2. In acting as a Foreign Custody Manager, the Custodian shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of fund foreign Property would exercise, and shall be liable to the Fund for any loss which shall occur as a result of the Custodian's negligence in acting as Foreign Custody Manager hereunder, provided however that the Custodian shall not be liable for indirect, special or consequential damages or losses. PFPC will indemnify the Custodian for losses, liabilities and expenses suffered by the Custodian with respect to the matters set forth in this document, to the same extent that PFPC is required to indemnify the Custodian for the Custodian's actions or inactions under the Foreign Custody Agreement (including the limitations on indemnity set forth in the Foreign Custody Agreement). The Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this document, except for such losses, liabilities and expenses arising from PFPC's willful misfeasance, bad faith, negligence or reckless disregard and except for any indirect, special or consequential damages or losses. In no event shall PFPC be responsible to the Fund for the Custodian or for any action or inaction of the Custodian under this document.

     1.3. The Custodian shall provide the Board of Directors of the Fund with written quarterly reports for use at the Fund's quarterly Board of Directors meetings regarding the placement of the foreign Property with a particular Eligible Foreign Custodian and any material changes to the arrangements with any Eligible Foreign Custodian holding any foreign Property.

     1.4. Subject to Sections 1.1 - 1.3 above, the Custodian is hereby authorized to place and maintain foreign Property on behalf of the Fund with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by the Custodian.

     1.5. In acting as a Foreign Custody Manager, the Custodian shall not supervise, recommend or advise the Fund relative to the investment, purchase, sale, retention or disposition of any foreign Property in any country, including with respect to prevailing country risks. At the Fund's request, the Custodian shall provide to the Fund such information relating to country risk as is specified in Appendix 1 hereto. The Fund hereby acknowledges that: (i) such information is solely designed to inform the Fund of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) the Custodian has gathered the information from sources it considers reliable, but that the Custodian shall have no responsibility for inaccuracies or incomplete information.

2.   Rule 17f-7
     ----------

     2.1. (a) The Fund and PFPC appoint the Custodian, for such consideration (if any) as agreed and as contemplated by Securities and Exchange Commission rule 17f-7 ("rule 17f-7") under the 1940 Act, to provide an analysis to the Fund of the custody risks associated with maintaining the Fund's foreign Property with each "Eligible Securities Depository" (as that term is defined in rule 17f-7(b)(1)) used by the Custodian as of the effective date of this document (or, in the case of an Eligible Securities Depository not used by the Custodian as of such date, upon the Custodian's use of such Depository after such date) and at which any foreign Property of the Fund is held or is expected to be held. The foregoing analysis may be provided at the Custodian's website. The Custodian shall monitor the custody risks associated with maintaining the Fund's foreign Property at each such Eligible Securities Depository on a continuing basis and shall promptly notify the Fund or its adviser of any material change in such risks.

          (b) Based on the information available to it in the exercise of diligence, the Custodian shall determine the eligibility under rule 17f-7 of each depository listed on Appendix B hereto (as the same may be changed by the Custodian from time to time) and shall promptly advise the Fund if any such depository ceases to be eligible.

     2.2. The Fund acknowledges that it may maintain foreign Property only at the depositories listed on Exhibit B hereto (as the same may be changed by the Custodian from time to time). If the Fund maintains foreign Property at a depository listed on Exhibit B (including foreign Property maintained by the Fund at the time this document is entered into) or the Fund enters into a transaction with respect to foreign Property that as a matter of practice is or may be maintained at a depository listed on Exhibit B, such action will (unless the Fund provides written notice to the Custodian and PFPC specifically stating that a particular depository is not acceptable to it) serve as the Fund's acknowledgement that such depository is acceptable to it.

     2.3. The Custodian shall exercise reasonable care, prudence and diligence in performing services pursuant to Section 2 hereof, and shall be liable to the Fund for any loss which shall occur as a result of the Custodian's negligence in performing such services, provided however that the Custodian shall not be liable for indirect, special or consequential damages or losses. PFPC will indemnify the Custodian for losses, liabilities and expenses suffered by the Custodian with respect to the matters set forth in this document, to the same extent that PFPC is required to indemnify the Custodian for the Custodian's actions or inactions under the Foreign Custody Agreement (including the limitations on indemnity set forth in the Foreign Custody Agreement). The Fund will indemnify PFPC for losses, liabilities and expenses suffered by PFPC with respect to the matters set forth in this document, except for such losses, liabilities and expenses arising from PFPC's willful misfeasance, bad faith, negligence or reckless disregard and except for any indirect, special or consequential damages or losses. In no event shall PFPC be responsible to the Fund for the Custodian or for any action or inaction of the Custodian under this document. The Fund and PFPC agree that PFPC's obligation to exercise reasonable care, prudence and diligence in providing for the services set forth in sub-section 2.1 above is satisfied by the appointment of the Custodian hereunder to provide those services.

3.   General
     -------

     3.1. Each party hereto represents that it has taken all requisite action (corporate or otherwise) to authorize the execution and delivery of this document, and in addition the Fund represents that the foreign Property which is the subject matter of this document is subject to the 1940 Act and that its Board of Directors (or other governing body) has determined that it is reasonable to rely on the Custodian to perform as the Fund's Foreign Custody Manager.

     3.2. Notwithstanding the provisions of any arrangements between the Fund and PFPC or otherwise, the Fund hereby agrees that assets may be maintained with any Eligible Foreign Custodian referred to in sub-section 1.4 above and any Eligible Securities Depository as defined in rule 17f-7(b)(1) (without the need to comply with any notice or consent or other requirements which may be set forth in any such arrangements). PFPC will not be deemed to have chosen any such Eligible Foreign Custodians or Eligible Securities Depositories.

     3.3. As between the Custodian and PFPC, Section 2 of the Foreign Custody Agreement is hereby deleted and replaced with the following:

          Property may be placed and maintained: (i) in custody and deposit accounts that have been established by the Custodian with one or more U.S. or foreign banks as listed on Exhibit A hereto (which shall be "Eligible Foreign Custodians" as defined in SEC rule 17f-5), and as such Exhibit may be amended from time to time by the Custodian by written notice to the Client (the "Subcustodians") and (ii) through the facilities of the securities depositories (which shall be "Eligible Securities Depositories" as defined in SEC rule 17f-7) listed on Exhibit B hereto (as the same may be amended from time to time) provided that the particular securities depository is acceptable for the particular Account whose assets are to be maintained at that securities depository (such acceptability to be determined pursuant to Section 2.2 of the letter agreement between the Custodian, the Client and the applicable Account, which letter agreement is captioned "SEC Rule 17f-5 and Rule 17f-7"). At the request of Client, Custodian may, but need not, add to Exhibit A an Eligible Foreign Custodian that is a bank where Custodian has not acted as Foreign Custody Manager with respect to the selection thereof. Custodian shall notify Client in the event that it elects to add any such entity. For purposes of the liability provisions of the Agreement, the term Subcustodian shall not include any entity so added. Custodian shall hold Property through a Subcustodian only if (a) neither such Subcustodian nor any of its creditors may assert any right, charge, security interest, lien, encumbrance or other claim of any kind to the Property, except a claim of payment for their safe custody or administration or except (in the case of cash deposits) for liens or rights in favor of creditors arising under bankruptcy, insolvency or similar laws and (b) beneficial ownership of such Property may be freely transferred without the payment of money or value other than for safe custody or administration. Except where contrary to local law or regulation, the Custodian or a Subcustodian may hold Property at a securities depository only if such Property is maintained by the Custodian or Subcustodian in accounts identified as belonging to the Custodian or Subcustodian (as applicable) for the benefit of its clients and such accounts are subject only to instructions of the Custodian or Subcustodian (as applicable). Property held by the Custodian at a securities depository will be identified on the Custodian's books as belonging to the Client for the benefit of a particular Account.

     3.4. The duties of the Custodian set forth herein are in addition to the duties of the Custodian under the Foreign Custody Agreement.

     3.5. This document shall be construed in accordance with the laws of the State of New York, without regard to its conflict of laws principles. This document may be executed by one or more of the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     3.6. This document shall apply only to the Fund, and shall not apply to any other customer of PFPC.

     If the foregoing corresponds to your understanding of our agreement, please indicate your acceptance by the signature of your authorized representative below.

Yours truly,

THE CHASE MANHATTAN BANK

By:    _________________________________

Name:  _________________________________

Title: _________________________________



Agreed and accepted:
THE RBB FUND, INC.

By:    _________________________________

Name:  _________________________________

Title: _________________________________



PFPC TRUST COMPANY

By:    _________________________________

Name:  _________________________________

Title: _________________________________





Dated: _________________________________

                                   Appendix 1

                       Information Regarding Country Risk
                       ----------------------------------

       1. To aid the Fund in its determinations regarding Country Risk, Custodian shall furnish annually and upon the initial placing of Property into a country the following information (check items applicable):

          A.   Opinions of local counsel concerning:

               i. Whether applicable foreign law would restrict the access afforded the Fund's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

               ii. Whether applicable foreign law would restrict the Fund's ability to r ecover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

               iii. Whether applicable foreign law would restrict the Fund's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

          B.   Written information concerning:

               i. The likelihood of expropriation, nationalization, freezes, or confiscation of the Fund's assets.

               ii. Whether difficulties in converting the Fund's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

          C. A market report with respect to the following topics: (i) securities regulatory environment, (ii) foreign ownership restrictions,
       (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, and (vi) securities depositories (including securities depository evaluation).

       2. Custodian shall furnish the following additional information on an as needed basis:

          Market flashes, including with respect to changes in the information in market reports.

                                    Exhibit A
                                    ---------

COUNTRY           SUB-CUSTODIAN                      CORRESPONDENT BANK
-------           -------------                      ------------------

ARGENTINA         The Chase Manhattan Bank           Banco Generale de Negocios
---------         Arenales 707, 5th Floor            Buenos Aires
                  1061 Buenos Aires
                  ARGENTINA

                  Citibank, N.A.                     Banco Generale de Negocios
                  Bartolome Mitre 530                Buenos Aires
                  1036 Buenos Aires
                  ARGENTINA


AUSTRALIA         The Chase Manhattan Bank           Australia and New Zealand
---------         Level 37                           Banking Group Ltd.
                  AAP Center                         Melbourne
                  259, George Street
                  Sydney NSW 2000
                  AUSTRALIA


AUSTRIA           Bank Austria AG                    Chase Manhattan Bank AG
-------           Julius Tandler Platz - 3           Frankfurt
                  A-1090 Vienna
                  AUSTRIA


BAHRAIN           HSBC Bank Middle East              National Bank of Bahrain
-------           PO Box 57                          Manama
                  Manama, 304
                  BAHRAIN


BANGLADESH        Standard Chartered Bank            Standard Chartered Bank
----------        18-20 Motijheel C.A.               Dhaka
                  Box 536,
                  Dhaka-1000
                  BANGLADESH

BELGIUM           Fortis Bank N.V.                   Chase Manhattan Bank AG
-------           3 Montagne Du Parc                 Frankfurt
                  1000 Brussels
                  BELGIUM


BERMUDA           The Bank of Bermuda Limited        The Bank of Bermuda Ltd
-------           6 Front Street                     Hamilton
                  Hamilton HMDX
                  BERMUDA


BOTSWANA          Barclays Bank of Botswana Limited  Barclays Bank of Botswana Ltd
--------          Barclays House, Khama Crescent     Gaborone
                  Gaborone
                  BOTSWANA


BRAZIL            Citibank, N.A.                     Citibank, N.A
------            Avenida Paulista, 1111             Sao Paulo
                  Sao Paulo, SP 01311-920
                  BRAZIL


                  BankBoston, N.A.                   BankBoston, N.A.
                  Rua Libero Badaro, 425-29 andar    Sao Paulo
                  Sao Paulo - SP 01009-000
                  BRAZIL


BULGARIA          ING Bank N.V.                      ING Bank N.V.
--------          Sofia Branch                       Sofia
                  7 Vassil Levski Street
                  1000 Sofia
                  BULGARIA


CANADA            Canadian Imperial Bank of Commerce Royal Bank of Canada
------            Commerce Court West                Toronto
                  Security Level
                  Toronto, Ontario M5L 1G9
                  CANADA


                  Royal Bank of Canada               Royal Bank of Canada
                  200 Bay Street, Suite 1500         Toronto
                  15/th/ Floor
                  Royal Bank Plaza, North Tower
                  Toronto
                  Ontario M5J 2J5
                  CANADA
                  (T12207321)

CHILE             Citibank, N.A.                                       Citibank, N.A.
-----             Avda. Andres Bello 2687                              Santiago
                  3/rd/ and 5/th/ Floors
                  Santiago
                  CHILE


CHINA - SHANGHAI  The Hongkong and Shanghai Banking                    Citibank, N.A.
----------------  Corporation Limited                                  New York
                  34/F, Shanghai Senmao International Building
                  101 Yin Cheng East Road
                  Pudong
                  Shanghai 200120
                  THE PEOPLE'S REPUBLIC OF CHINA


CHINA - SHENZHEN  The Hongkong and Shanghai Banking                    The Chase Manhattan Bank
----------------  Corporation Limited                                  Hong Kong
                  1st Floor
                  Century Plaza Hotel
                  No.1 Chun Feng Lu
                  Shenzhen
                  THE PEOPLE'S REPUBLIC OF CHINA


COLOMBIA          Cititrust Colombia S.A.                              Cititrust Colombia S.A. Sociedad
--------          Sociedad Fiduciaria                                  Fiduciaria
                  Carrera 9a No 99-02                                  Santa Fe de Bogota
                  First Floor
                  Santa Fe de Bogota, D.C.
                  COLOMBIA


CROATIA           Privredna banka Zagreb d.d.                          Privredna banka Zagreb d.d.
-------           Savska c.28                                          Zagreb
                  10000 Zagreb
                  CROATIA


CYPRUS            The Cyprus Popular Bank Ltd.                         Cyprus Popular Bank
------            154 Limassol Avenue                                  Nicosia
                  P.O. Box 22032
                  CY-1598 Nicosia,
                  CYPRUS


CZECH REPUBLIC    Ceskoslovenska Obchodni Banka, A.S.                  Ceskoslovenska Obchodni Banka, A.S
--------------    Na Prikope 14                                        Prague
                  115 20 Prague 1
                  CZECH REPUBLIC

DENMARK                    Danske Bank A/S                        Unibank A/S
-------                    2-12 Holmens Kanal                     Copenhagen
                           DK 1092 Copenhagen K
                           DENMARK


EUROMARKET                 Euroclear                              ECU:  Chase Manhattan Bank AG
----------                 Euroclear Operations Centre            Frankfurt
                           Boulevard Emile Jacqmain 151
                           B-1210 Bussels
                           BELGIUM
                           Chase London General Account 91408

                           The First National Bank of Chicago     ECU:  Chase Manhattan Bank AG
                           1 Triton Square                        Frankfurt
                           London NW1 3FN                         For all other currencies: see
                                                                  relevant country


                           UNITED KINGDOM(Euro CDs only)


ECUADOR                    Citibank, N.A.                         Citibank, N.A.
-------                    Av. Republica de El Salvador y         Quito
                           Naciones Unidas (Esquina)
                           Quito
                           ECUADOR


EGYPT                      Citibank, N.A.                         Citibank, N.A.
-----                      4 Ahmed Pasha Street                   Cairo
                           Garden City
                           Cairo
                           EGYPT


ESTONIA                    Hansabank                              Esti Uhispank
-------                    Liivalaia 8                            Tallinn
                           EE0001 Tallinn

                           ESTONIA


FINLAND                    Merita Bank Plc                        Chase Manhattan Bank AG
-------                    2598 Custody Services                  Frankfurt
                           Aleksis Kiven Katu 3-5
                           FIN-00020 MERITA, Helsinki
                           FINLAND


FRANCE                     BNP PARIBAS S.A.                       Chase Manhattan Bank AG
------                     Ref 256                                Frankfurt
                           BP 141
                           3, Rue D'Antin
                           75078 Paris
                           Cedex 02
                           FRANCE

            Societe Generale                        Chase Manhattan Bank AG
            50 Boulevard Haussman                   Frankfurt
            75009 Paris
            FRANCE

            Credit Agricole Indosuez                Chase Manhattan Bank AG
            96 Blvd. Haussmann                      Frankfurt
            75008 Paris
            FRANCE
            (Sicovam #44)

GERMANY     Dresdner Bank AG                        Chase Manhattan Bank AG
-------     Juergen-Ponto-Platz 1                   Frankfurt
            60284 Frankfurt/Main
            GERMANY

GHANA       Barclays Bank of Ghana Limited          Barclays Bank of Ghana Ltd
-----       Barclays House, High Street             Accra
            Accra
            GHANA

GREECE      Barclays Bank PLC                       Chase Manhattan Bank AG
------      1, Kolokotroni Street                   Frankfurt
            105 62 Athens
            GREECE

HONG KONG   The Hongkong and Shanghai Banking       The Chase Manhattan Bank
---------   Corporation Limited                     Hong Kong
            36th Floor, Sun Hung Kai Centre
            30 Harbour Road
            Wan Chai
            HONG KONG

HUNGARY     Citibank Rt.                            Citibank Rt.
-------     Szabadsag ter 7-9                       Budapest
            H-1051 Budapest V
            HUNGARY

INDIA       The Hongkong and Shanghai Banking       The Hongkong and Shanghai
-----       Corporation Limited                     Banking Corporation Limited
            Sudam Kalu Ahire Marg, Worli            Mumbai
            Mumbai 400 025
            INDIA

            Deutsche Bank AG                           Deutsche Bank AG
            Kodak House                                Mumbai
            222 D.N. Road, Fort
            Mumbai 400 001
            INDIA

            Standard Chartered Bank                    Standard Chartered Bank
            Phoenix Centre, Phoenix Mills Compound     Mumbai
            Senapati Bapat Marg, Lower Parel
            Mumbai 400 013
            INDIA

INDONESIA   The Hongkong and Shanghai Banking          Standard Chartered Bank
---------   Corporation Limited                        Jakarta
            World Trade Center
            Jl. Jend Sudirman Kav. 29-31
            Jakarta 10023
            INDONESIA

            Standard Chartered Bank                    Standard Chartered Bank
            Jl. Jend Sudirman Kav. 33-A                Jakarta
            Jakarta 10220
            INDONESIA

IRELAND     Bank of Ireland                            Chase Manhattan Bank AG
-------     International Financial Services Centre    Frankfurt
            1 Harbourmaster Place
            Dublin 1
            IRELAND

            Allied Irish Banks, p.l.c.                 Chase Manhattan Bank AG
            P.O. Box 518                               Frankfurt
            International Financial Services Centre
            Dublin 1
            IRELAND

ISRAEL      Bank Leumi le-Israel B.M.                  Bank Leumi Le-Israel B.M.
------      35, Yehuda Halevi Street                   Tel Aviv
            61000 Tel Aviv
            ISRAEL

ITALY       BNP PARIBAS S.A.                           Chase Manhattan Bank AG
-----       2 Piazza San Fedele                        Frankfurt
            20121 Milan
            ITALY

IVORY COAST    Societe Generale de Banques en Cote         Societe Generale
-----------    d'Ivoire                                    Paris
               5 et 7, Avenue J. Anoma - 01 B.P. 1355
               Abidjan 01
               IVORY COAST


JAMAICA        CIBC Trust and Merchant Bank                CIBC Trust and Merchant Bank
-------        Jamaica Limited                             Jamaica Limited
               23-27 Knutsford Blvd.                       Kingston
               Kingston 10
               JAMAICA

JAPAN          The Fuji Bank, Limited                      The Chase Manhattan Bank
-----          6-7 Nihonbashi-Kabutocho                    Tokyo
               Chuo-Ku
               Tokyo 103
               JAPAN

               The Bank of Tokyo-Mitsubishi, Limited       The Chase Manhattan Bank
               3-2 Nihombashi Hongkucho 1-chome            Tokyo
               Chuo-ku
               Tokyo 103
               JAPAN

JORDAN         Arab Bank Plc                               Arab Bank Plc
------         P O Box 950544-5                            Amman
               Amman
               Shmeisani
               JORDAN

KAZAKHSTAN     ABN AMRO Bank Kazakhstan                    ABN AMRO Bank Kazakhstan
----------     45, Khadzhi Mukana Street                   Almaty
               480099 Almaty
               KAZAKHSTAN

KENYA          Barclays Bank of Kenya Limited              Barclays Bank of Kenya Ltd
-----          c/o Barclaytrust Investment Services        Nairobi
               & Limited
               Mezzanine 3, Barclays Plaza, Loita Street
               Nairobi
               KENYA

LATVIA         A/S Hansabanka                              A/S Hansabanka
------         Kalku iela 26                               Riga
               Riga, LV 1050
               LATVIA

LEBANON      HSBC Bank Middle East                      The Chase Manhattan Bank
-------      Ras-Beirut Branch                          New York
             P.O. Box 11-1380
             Abdel Aziz
             Ras-Beirut
             LEBANON

LITHUANIA    Vilniaus Bankas AB                         Vilniaus Bankas AB
---------    Ukmerges str. 41-106                       Vilnius
             LT 2662 Vilnius
             LITHUANIA

LUXEMBOURG   Banque Generale du Luxembourg S.A.         Chase Manhattan Bank AG
----------   50 Avenue J.F. Kennedy                     Frankfurt
             L-2951
             LUXEMBOURG

MALAYSIA     The Chase Manhattan Bank (M) Berhad        The Chase Manhattan Bank (M)
--------     Menara Dion, Level 26                      Berhad
             Jalan Sultan Ismail                        Kuala Lumpur
             50250, Kuala Lumpur
             MALAYSIA

             HSBC Bank Malaysia Berhad                  HSBC Bank Malaysia Berhad
             2 Leboh Ampang                             Kuala Lumpur
             50100 Kuala Lumpur
             MALAYSIA

MAURITIUS    The Hongkong and Shanghai Banking          The Hongkong and Shanghai
---------    Corporation Limited                        Banking Corporation Limited
             5/F Les Cascades Building                  Port Louis
             Edith Cavell Street
             Port Louis
             MAURITIUS

MEXICO       Chase Manhattan Bank Mexico, S.A.          Chase Manhattan Bank Mexico, S.A.
------       Prolongacion Paseo de la Reforma no. 600   Mexico, D.F
             PB Colonia Santa Fe Pena Blanca
             01210 Mexico, D.F.
             MEXICO

             Citibank Mexico, S.A.                      Citibank Mexico, S.A.
             Paseo de la reforma 390                    Mexico, D.F
             06695 Mexico, D. F.
             MEXICO

MOROCCO        Banque Commerciale du Maroc S.A.         Banque Commerciale du Maroc S.A.
-------        2 Boulevard Moulay Youssef               Casablanca
               Casablanca 20000
               MOROCCO

NAMIBIA        Standard Bank Namibia Limited            Standard Corporate & Merchant
-------        Mutual Platz                             Bank
               Cnr. Stroebel and Post Streets           Johannesburg
               P.O.Box 3327
               Windhoek
               NAMIBIA

NETHERLANDS    ABN AMRO N.V.                            Chase Manhattan Bank AG
-----------    Kemelstede 2                             Frankfurt
               P. O. Box 3200
               4800 De Breda
               NETHERLANDS
               A/C#'s 17776,17755, 19186, 22939 Nesicom#410748048
               A/C#'s 17570, 17775, 17683 Nesicom#410733091
               Nesicom#410754684 for all other accounts

               Fortis Bank (Nederland) N.V.             Chase Manhattan Bank AG
               55 Rokin                                 Frankfurt
               P.O. Box 243
               1000 AE Amsterdam
               NETHERLANDS

NEW ZEALAND    National Nominees Limited                National Bank of New Zealand
-----------    Level 2 BNZ Tower                        Wellington
               125 Queen Street
               Auckland
               NEW ZEALAND

*NIGERIA*      Stanbic Merchant Bank Nigeria Limited    Standard Bank of South Africa
---------      188 Awolowo Road                         Johannesburg
               P.O. Box 54746
               Falomo, Ikoyi
               Lagos
               NIGERIA

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

NORWAY         Den norske Bank ASA                   Den norske Bank ASA
------         Stranden 21                           Oslo
               P.O. Box 1171 Sentrum
               N-0107 Oslo
               NORWAY

OMAN           HSBC Bank Middle East                 Oman Arab Bank
----           Bait Al Falaj Main Office             Muscat
               Ruwi, Muscat PC 112
               OMAN

PAKISTAN       Citibank, N.A.                        Citibank, N.A.
--------       AWT Plaza                             Karachi
               I.I. Chundrigar Road
               Karachi 74200
               PAKISTAN

               Deutsche Bank AG                      Deutsche Bank AG
               Unitowers                             Karachi
               I.I. Chundrigar Road
               Karachi 74200
               PAKISTAN

               Standard Chartered Bank               Standard Chartered Bank
               Box 4896                              Karachi
               Ismail Ibrahim Chundrigar Road
               Karachi 74200
               PAKISTAN

PERU           Citibank, N.A.                        Banco de Credito del Peru
----           Camino Real 457                       Lima
               Torre Real - 5th Floor
               San Isidro, Lima 27
               PERU

PHILIPPINES    The Hongkong and Shanghai Banking     The Hongkong and Shanghai
-----------    Corporation Limited                   Banking Corporation Limited
               33/F Tektite Tower B                  Manila
               Exchange Road
               Ortigas Center
               Pasig City
               PHILIPPINES

POLAND     Bank Handlowy w. Warszawie S.A.           Bank Rozwoju Eksportu S.A.
------     ul. Chalubinskiego 8                      Warsaw
           P.O. Box 129
           00-950 Warsaw
           POLAND

           Bank Polska Kasa Opieki S.A.              Bank Rozwoju Eksportu S.A.
           11 Lucka Street                           Warsaw
           00-950 Warsaw
           POLAND

           Citibank (Poland) S.A.                    Bank Rozwoju Eksportu S.A.
           ul. Senatorska 16                         Warsaw
           00-082 Warsaw
           POLAND

PORTUGAL   Banco Espirito Santo e Comercial de       Chase Manhattan Bank AG
--------   Lisboa, S.A.                              Frankfurt
           Rua Mouzinho da Silveira, 36 R/c
           1250 Lisbon
           PORTUGAL

           Banco Comercial Portugues, S.A.           Chase Manhattan Bank AG
           Rua Augusta, 62174                        Frankfurt
           1100 Lisbon
           PORTUGAL

ROMANIA    ABN AMRO Bank (Romania) S.A.              ABN AMRO Bank
-------    World Trade Centre Building-E, 2nd Floor  (Romania) S.A.
           Bld. Expozitiei Nr. 2                     Bucharest
           78334 Bucharest 1
           ROMANIA

           ING Bank N.V.                             ING Bank N.V.
           13-15 Kiseleff Blvd                       Bucharest
           Bucharest 1
           ROMANIA

*RUSSIA*   Chase Manhattan Bank International        The Chase Manhattan Bank
--------   1st Tverskaya - Yamskaya, 23              New York
           125047 Moscow                             A/C The Chase Manhattan
           RUSSIA                                    London (US$ NOSTRO Account)

           Credit Suisse First Boston AO             The Chase Manhattan Bank
           Nikitsky Pereulok, 5                      New York
           103009 Moscow                             A/C The Chase Manhattan
           RUSSIA                                    London (US$ NOSTRO Account)

       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

SINGAPORE         Standard Chartered Bank                       Oversea-Chinese Banking
---------         3/F, 6 Battery Road                           Corporation
                  049909                                        Singapore
                  SINGAPORE

SLOVAK REPUBLIC   Ceskoslovenska Obchodni Banka, A.S.           Ceskoslovenska Obchodni Banka,
---------------   Michalska 18                                  A.S.
                  815 63 Bratislava                             Bratislava
                  SLOVAK REPUBLIC

SLOVENIA          Bank Austria Creditanstalt d.d. Ljubljana     Bank Austria Creditanstalt d.d.
--------          Kotnikova 5                                   Ljubljana
                  SL-61104 Ljubljana                            Ljubljana
                  SLOVENIA

SOUTH AFRICA      The Standard Bank of South Africa Limited     Standard Corporate & Merchant
------------      Standard Bank Centre                          Bank
                  1st Floor                                     Johannesburg
                  5 Simmonds Street
                  Johannesburg 2001
                  SOUTH AFRICA

SOUTH KOREA       The Hongkong and Shanghai Banking             The Hongkong and Shanghai
-----------       Corporation Limited                           Banking Corporation Limited
                  5/F HSBC Building                             Seoul
                  #25, Bongrae-dong 1-ga
                  Seoul
                  SOUTH KOREA

                  Standard Chartered Bank                       Standard Chartered Bank
                  13/F, Nae Wei Building, 6                     Seoul
                  2 KA, Ulchi-Ro, Chung-Ku
                  Seoul
                  SOUTH KOREA

SPAIN             Chase Manhattan Bank CMB, S.A.                Chase Manhattan Bank AG
-----             Paseo de la Castellana, 51                    Frankfurt
                  28046 Madrid
                  SPAIN

SRI LANKA         The Hongkong and Shanghai Banking             The Hongkong and Shanghai
---------         Corporation Limited                           Banking Corporation Limited
                  Unit #02-02, West Block Podium                Colombo
                  World Trade Center
                  Colombo 1
                  SRI LANKA

SWEDEN           Skandinaviska Enskilda Banken                        Svenska Handelsbanken
------           Sergels Torg 2                                       Stockholm
                 SE-106 40 Stockholm
                 SWEDEN

SWITZERLAND      UBS AG                                               UBS AG
-----------      45 Bahnhofstrasse                                    Zurich
                 8021 Zurich
                 SWITZERLAND

TAIWAN           The Chase Manhattan Bank                             The Chase Manhattan Bank
------           14th Floor                                           Taipei
                 2, Tun Hwa S. Road Sec. 1
                 Taipei
                 TAIWAN


                 The Hongkong and Shanghai Banking                    The Hongkong and Shanghai
                 Corporation Limited                                  Banking Corporation Limited
                 International Trade Building                         Taipei
                 16/th/ Floor, Taipei World Trade Center
                 333 Keelung Road, Section 1
                 Taipei 110
                 TAIWAN

THAILAND         The Chase Manhattan Bank                             Standard Chartered Bank
--------         Bubhajit Building                                    Bangkok
                 20 North Sathorn Road
                 Silom, Bangrak
                 Bangkok 10500
                 THAILAND

                 Standard Chartered Bank                              Standard Chartered Bank
                 990 Rama IV Road                                     Bangkok
                 P.O. Box 320
                 Bangkok 10500
                 THAILAND


TUNISIA          Banque Internationale Arabe de Tunisie,              Banque Internationale Arabe de.
-------          S.A.                                                 Tunisie, S.A.
                 70-72 Avenue Habib Bourguiba                         Tunis
                 P.O. Box 520
                 1080 Tunis Cedex
                 TUNISIA


TURKEY           The Chase Manhattan Bank                             The Chase Manhattan Bank
------           Emirhan Cad. No: 145                                 Istanbul
                 Atakule, A Blok Kat:11
                 80700-Dikilitas/Besiktas
                 Istanbul
                 TURKEY

*UKRAINE*         ING Bank Ukraine                                        ING Bank Ukraine
---------         28 Kominterna Street                                    Kiev
                  5/th/ Floor
                  Kiev, 252032
                  UKRAINE


       *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                            FOR FURTHER INFORMATION.*

U.K.              The Chase Manhattan Bank                                National Westminster Bank
----              Crosby Court                                            London
                  Ground Floor                                            Sort Code 609242
                  38 Bishopsgate
                  London EC2N 4AJ
                  UNITED KINGDOM
                  (Crest ID BT01C)

URUGUAY           BankBoston, N.A.                                        BankBoston, N.A.
-------           Zabala 1463                                             Montevideo
                  Montevideo
                  URUGUAY


U.S.A.            DTC Securities                                          The Chase Manhattan Bank
------            The Chase Manhattan Bank                                BIC CHASGB2L
                  DTC Participant No. 902                                 ABA 021000021
                  Chase account PS75350                                   for Account Chase Manhattan
                  Chase London office number 3                            London
                  Agent Bank No. 00902                                    A/C# 0010962009
                  Institution No. 0062815                                 further credit underlying GTI acct.
                                                                          number & name

                  DTC Securities for Canadian FLIPS
                  DTC Participant No. 902
                  Agent Bank 25787
                  Reference: Chase Account P


VENEZUELA         Citibank, N.A.                                          Citibank, N.A.
---------         Carmelitas a Altagracia                                 Caracas
                  Edificio Citibank
                  Caracas 1010
                  VENEZUELA

ZAMBIA            Barclays Bank of Zambia Limited                         Barclays Bank of Zambia Ltd.
------            Kafue House, Cairo Road                                 Lusaka
                  Lusaka
                  ZAMBIA

ZIMBABWE          Barclays Bank of Zimbabwe Limited                       Barclays Bank of Zimbabwe Ltd.
--------          2nd Floor, 3 Anchor House                               Harare
                  Jason Mayo Avenue
                  Harare
                  ZIMBABWE


                                    Exhibit B
                                    ---------

----------------------------------------------------------------------------------------------------------------------------------
   Country                            Depository                                            Instruments
----------------------------------------------------------------------------------------------------------------------------------
Argentina               CVSA                                                   Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Argentina               CRYL                                                   Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)
----------------------------------------------------------------------------------------------------------------------------------
Australia               Austraclear Limited                                    Corporate Debt, Money Market, Semi-Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Australia               CHESS                                                  Equity
                        (Clearing House Electronic Sub-register System)
----------------------------------------------------------------------------------------------------------------------------------
Australia               RITS                                                   Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)
----------------------------------------------------------------------------------------------------------------------------------
Austria                 OeKB                                                   Equity, Corporate Debt, Government Debt
                        (Oesterreichische Kontrollbank AG)
----------------------------------------------------------------------------------------------------------------------------------
Belgium                 CIK                                                    Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de
                        Virements de Titres S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Belgium                 NBB                                                    Corporate Debt, Government Debt
                        (National Bank of Belgium)
----------------------------------------------------------------------------------------------------------------------------------
Brazil                  CBLC                                                   Equity
                        (Companhia Brasileira de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------------------
Brazil                  CETIP                                                  Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)
----------------------------------------------------------------------------------------------------------------------------------
Brazil                  SELIC                                                  Government Debt
                        (Sistema Especial de Liquidacao e Custodia)
----------------------------------------------------------------------------------------------------------------------------------
Bulgaria                BNB                                                    Government Debt
                        (Bulgaria National Bank)
----------------------------------------------------------------------------------------------------------------------------------
Bulgaria                CDAD                                                   Equity, Corporate Debt
                        (Central Depository A.D.)
----------------------------------------------------------------------------------------------------------------------------------
Canada                  CDS                                                    Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
Chile                   DCV                                                    Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)
----------------------------------------------------------------------------------------------------------------------------------
China,                  SSCCRC                                                 Equity
Shanghai                (Shanghai Securities Central Clearing and
                        Registration Corporation)
----------------------------------------------------------------------------------------------------------------------------------
China,                  SSCC                                                   Equity
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
   Country                            Depository                                            Instruments
----------------------------------------------------------------------------------------------------------------------------------
Shenzhen                (Shenzhen Securities Clearing Company, Limited)
----------------------------------------------------------------------------------------------------------------------------------
Colombia                DCV                                                   Government Debt

                        (Deposito Central de Valores)
----------------------------------------------------------------------------------------------------------------------------------
Colombia                DECEVAL                                               Equity, Corporate Debt, Government Debt

                        (Deposito Centralizado de Valores de Colombia
                        S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Croatia                 SDA                                                   Equity, Government Debt

                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)
----------------------------------------------------------------------------------------------------------------------------------
Croatia                 Ministry of Finance of the Republic of Croatia        Short-term debt issued by the Ministry of Finance.
----------------------------------------------------------------------------------------------------------------------------------
Croatia                 CNB                                                   Short-term debt issued by the National Bank of

                        (Croatian National Bank)                              Croatia.
----------------------------------------------------------------------------------------------------------------------------------
Czech                   SCP                                                   Equity, Corporate Debt, Government Debt
Republic                (Stredisko cennych papiru)
----------------------------------------------------------------------------------------------------------------------------------
Czech Republic          CNB                                                   Government Debt

                        (Czech National Bank)
----------------------------------------------------------------------------------------------------------------------------------
Denmark                 VP                                                    Equity, Corporate Debt, Government Debt

                        (Vaerdipapircentralen A/S)
----------------------------------------------------------------------------------------------------------------------------------
Egypt                   MCSD                                                  Equity, Corporate Debt

                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)
----------------------------------------------------------------------------------------------------------------------------------
Estonia                 ECDS                                                  Equity, Corporate Debt, Government Debt

                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)
----------------------------------------------------------------------------------------------------------------------------------
Euromarket              DCC                                                   Euro-CDs

                        (The Depository and Clearing Centre)
----------------------------------------------------------------------------------------------------------------------------------
Euromarket              Clearstream                                           Euro-Debt

                        (Clearstream Banking, S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Euromarket              Euroclear                                             Euro-Debt
----------------------------------------------------------------------------------------------------------------------------------
Finland                 APK                                                   Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
France                  Euroclear France                                      Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------------------
Germany                 Clearstream                                           Equity, Corporate Debt, Government Debt

                        (Clearstream Banking AG)
----------------------------------------------------------------------------------------------------------------------------------
Greece                  CSD                                                   Equity, Corporate Debt
                        (Central Securities Depository S.A.)
----------------------------------------------------------------------------------------------------------------------------------
Greece                  BoG                                                   Government Debt

                        (Bank of Greece)
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
   Country                               Depositary                                          Instruments
-----------------------------------------------------------------------------------------------------------------------------
 Hong Kong               HKSCC                                                   Equity

                         (Hong Kong Securities Clearing Company Limited)
-----------------------------------------------------------------------------------------------------------------------------
 Hong Kong               CMU                                                     Corporate Debt, Government Debt

                         (Central Moneymarkets Unit)
-----------------------------------------------------------------------------------------------------------------------------
 Hungary                 KELER                                                   Equity, Corporate Debt, Government Debt

                         (Central Depository and Clearing House - Kosponti
                         Elszamolohaz es Ertektar (Budapest) Rt.)
-----------------------------------------------------------------------------------------------------------------------------
 India                   NSDL                                                    Equity, Corporate Debt, Government Debt

                         (National Securities Depository Limited)
-----------------------------------------------------------------------------------------------------------------------------
 India                   CDSL                                                    Equity

                         (Central Depository Services (India) Limited)
-----------------------------------------------------------------------------------------------------------------------------
 India                   RBI                                                     Government Debt

                         (Reserve Bank of India)
-----------------------------------------------------------------------------------------------------------------------------
 Indonesia               KSEI                                                    Equity, Corporate Debt

                         (PT Kustodian Sentral Efek Indonesia)
-----------------------------------------------------------------------------------------------------------------------------
 Ireland                 CREST                                                   Equity, Corporate Debt

                         (CRESTCo Limited)
-----------------------------------------------------------------------------------------------------------------------------
 Israel                  TASE Clearing House                                     Equity, Corporate Debt, Government Debt

                         (Tel Aviv Stock Exchange Clearing House)
-----------------------------------------------------------------------------------------------------------------------------
 Italy                   Monte Titoli S.p.A.                                     Equity, Corporate Debt, Government Debt
-----------------------------------------------------------------------------------------------------------------------------
 Italy                   Banca d'Italia                                          Government Debt
-----------------------------------------------------------------------------------------------------------------------------
 Ivory Coast             DC/BR                                                   Equity

                         (Le Depositaire Central / Banque de Reglement)
-----------------------------------------------------------------------------------------------------------------------------
 Japan                   JASDEC                                                  Equity, Convertible Debt

                         (Japan Securities Depository Center)
-----------------------------------------------------------------------------------------------------------------------------
 Japan                   BoJ                                                     Registered Government Debt

                         (Bank of Japan)
-----------------------------------------------------------------------------------------------------------------------------
 Kazahkstan              CSD                                                     Equity

                         (Central Securities Depository CJSC)
-----------------------------------------------------------------------------------------------------------------------------
 Kenya                   CBCD                                                    Government Debt

                         (Central Bank Central Depository)
-----------------------------------------------------------------------------------------------------------------------------
 Latvia                  LCD                                                     Equity, Corporate Debt, Government Debt

                         (Latvian Central Depository)
-----------------------------------------------------------------------------------------------------------------------------
 Lebanon                 Midclear S.A.L.                                         Equity

                         (Custodian and Clearing Center of Financial
                         Instruments for Lebanon and the Middle East S.A.L.)
-----------------------------------------------------------------------------------------------------------------------------
 Lithuania               CSDL                                                    Equity, Corporate Debt, Government Debt

                         (Central Securities Depository of Lithuania)
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Country                      Depositary                                                Instruments
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Luxembourg             Clearstream                                        Equity

                        (Clearstream Banking S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Malaysia               MCD                                                Equity, Corporate Debt, Government Debt

                        (Malaysian Central Depository Sdn. Bhd.)
----------------------------------------------------------------------------------------------------------------------------------
 Mauritius              CDS                                                Equity, Corporate Debt

                        (Central Depository and Settlement Company
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Mexico                 INDEVAL                                            Equity, Corporate Debt, Government Debt

                        (S.D. INDEVAL S.A. de C.V.)
----------------------------------------------------------------------------------------------------------------------------------
 Morocco                Maroclear                                          Equity, Corporate Debt, Government Debt
----------------------------------------------------------------------------------------------------------------------------------
 Netherlands            NECIGEF                                            Equity, Corporate Debt, Government Debt

                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)
----------------------------------------------------------------------------------------------------------------------------------
 New Zealand            NZCSD                                              Equity, Corporate Debt, Government Debt

                        (New Zealand Central Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Nigeria                CSCS                                               Equity, Corporate Debt, Government Debt

                        (Central Securities Clearing System Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Norway                 VPS                                                Equity, Corporate Debt, Government Debt

                        (Verdipapirsentralen)
----------------------------------------------------------------------------------------------------------------------------------
 Oman                   MDSRC                                              Equity, Corporate Debt

                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)
----------------------------------------------------------------------------------------------------------------------------------
 Pakistan               CDC                                                Equity, Corporate Debt

                        (Central Depository Company of Pakistan
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Pakistan               SBP                                                Government Debt

                        (State Bank of Pakistan)
----------------------------------------------------------------------------------------------------------------------------------
 Peru                   CAVALI                                             Equity, Corporate Debt, Government Debt

                        (CAVALI ICLV S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Philippines            PCD                                                Equity

                        (Philippine Central Depository Inc.)
----------------------------------------------------------------------------------------------------------------------------------
 Philippines            ROSS                                               Government Debt

                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)
----------------------------------------------------------------------------------------------------------------------------------
 Poland                 NDS                                                Equity, Long-Term Government Debt

                        (National Depository for Securities S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Poland                 CRT                                                Short-Term Government Debt

                        (Central Registry of Treasury-Bills)
----------------------------------------------------------------------------------------------------------------------------------
 Portugal               CVM                                                Equity, Corporate Debt, Government Debt

                        (Central de Valores Mobiliarios e Sistema de
                        Liquidacao e Compensacao)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Country                          Depositary                                                Instruments
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Romania                SNCDD                                               Equity

                        (National Company for Clearing, Settlement and
                        Depository for Securities)
----------------------------------------------------------------------------------------------------------------------------------
 Romania                BSE                                                 Equity

                        (Bucharest Stock Exchange Registry)
----------------------------------------------------------------------------------------------------------------------------------
 Russia                 VTB                                                 Equity, Corporate Debt, Government Debt (Ministry of

                        (Vneshtorgbank)                                     Finance Bonds)
----------------------------------------------------------------------------------------------------------------------------------
 Russia                 NDC                                                 Equity, Corporate Debt, Government Debt

                        (National Depository Centre)
----------------------------------------------------------------------------------------------------------------------------------
 Russia                 DCC                                                 Equity

                        (Depository Clearing Company)
----------------------------------------------------------------------------------------------------------------------------------
 Singapore              CDP                                                 Equity, Corporate Debt

                        (The Central Depository (Pte) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Singapore              SGS                                                 Government Debt

                        (Monetary Authority of Singapore / Singapore
                        Government Securities Book-Entry System)
----------------------------------------------------------------------------------------------------------------------------------
 Slovak Republic        SCP                                                 Equity, Corporate Debt, Government Debt

                        (Stredisko cennych papierov SR Bratislava, a.s.)
----------------------------------------------------------------------------------------------------------------------------------
 Slovak Republic        NBS                                                 Government Debt

                        (National Bank of Slovakia)
----------------------------------------------------------------------------------------------------------------------------------
 Slovenia               KDD                                                 Equity, Corporate Debt, Government Debt

                        (Centralna klirinsko depotna druzba d.d.)
----------------------------------------------------------------------------------------------------------------------------------
 South Africa           CDL                                                 Corporate Debt, Government Debt

                        (Central Depository (Pty) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 South Africa           STRATE                                              Equity

                        (Share Transactions Totally Electronic)
----------------------------------------------------------------------------------------------------------------------------------
 South Korea            KSD                                                 Equity, Corporate Debt, Government Debt

                        (Korea Securities Depository)
----------------------------------------------------------------------------------------------------------------------------------
 Spain                  SCLV                                                Equity, Corporate Debt

                        (Servicio de Compensacion y Liquidacion de Valores,
                        S.A.)
----------------------------------------------------------------------------------------------------------------------------------
 Spain                  CBEO                                                Government Debt

                        (Banco de Espana / Central Book Entry Office)
----------------------------------------------------------------------------------------------------------------------------------
 Sri Lanka              CDS                                                 Equity, Corporate Debt

                        (Central Depository System (Private) Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Sweden                 VPC                                                 Equity, Corporate Debt, Government Debt

                        (Vardepapperscentralen AB)
----------------------------------------------------------------------------------------------------------------------------------
 Switzerland            SIS                                                 Equity, Corporate Debt, Government Debt

                        (SIS SegaInterSettle AG)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
    Country                      Depositary                                                Instruments
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Taiwan                 TSCD                                               Equity, Government Debt

                        (Taiwan Securities Central Depository Co.,
                        Ltd.)
----------------------------------------------------------------------------------------------------------------------------------
 Thailand               TSD                                                Equity, Corporate Debt, Government Debt

                        (Thailand Securities Depository Company
                        Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Tunisia                STICODEVAM                                         Equity, Corporate Debt, Government Debt

                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
----------------------------------------------------------------------------------------------------------------------------------
 Turkey                 TAKASBANK                                          Equity, Corporate Debt, Government Debt

                        (IMKB Takas ve Saklama Bankasi A.S.)
----------------------------------------------------------------------------------------------------------------------------------
 United Kingdom         CREST                                              Equity, Corporate Debt, Government Debt

                        (CRESTCo Limited)
----------------------------------------------------------------------------------------------------------------------------------
 United Kingdom         CMO                                                Sterling & Euro CDs, Commercial Paper

                        (Central Moneymarkets Office)
----------------------------------------------------------------------------------------------------------------------------------
 United States          DTC                                                Equity, Corporate Debt

                        (Depository Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
 United States          PTC                                                Mortgage Back Debt

                        (Participants Trust Company)
----------------------------------------------------------------------------------------------------------------------------------
 United States          FED                                                Government Debt

                        (The Federal Reserve Book-Entry System)
----------------------------------------------------------------------------------------------------------------------------------
 Uruguay                BCU                                                Corporate Debt, Government Debt

                        (Banco Central del Uruguay)
----------------------------------------------------------------------------------------------------------------------------------
 Venezuela              BCV                                                Government Debt

                        (Banco Central de Venezuela)
----------------------------------------------------------------------------------------------------------------------------------
 Zambia                 CSD                                                Equity, Government Debt

                        (LuSE Central Shares Depository Limited)
----------------------------------------------------------------------------------------------------------------------------------
 Zambia                 BoZ                                                Government Debt

                        (Bank of Zambia)
----------------------------------------------------------------------------------------------------------------------------------